UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCEHDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Ellen Drought

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, WI 53202-5615
(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

SELECT VALUE FUND - SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (96.0%)
Auto Components (1.4%)
BorgWarner, Inc.	65,000	$3,329,950

Capital Markets (3.9%)
Bank of New York Mellon Corp.	80,000	4,241,600
Franklin Resources, Inc.	110,000	4,896,100
		9,137,700
Chemicals (1.3%)
Potash Corp. of Saskatchewan, Inc.	160,000	3,078,400

Commercial Banks (11.9%)
BB&T Corp.	130,000	6,102,200
PNC Financial Services Group, Inc.	47,500	6,401,575
Wells Fargo & Co.	190,000	10,478,500
Zions Bancorporation	100,000	4,718,000
		27,700,275
Communications Equipment (3.7%)
ADTRAN, Inc.	105,000	2,520,000
Cisco Systems, Inc.	180,000	6,053,400
		8,573,400
Consumer Finance (2.1%)
American Express Co.	55,000	4,975,300

Diversified Financial Services (5.1%)
Berkshire Hathaway, Inc. (Class B)(a)	65,000	11,915,800

Electric Utilities (8.3%)
Entergy Corp.	100,000	7,636,000
Exelon Corp.	250,000	9,417,500
FirstEnergy Corp.	75,000	2,312,250
		19,365,750
Electrical Equipment (3.0%)
Emerson Electric Co.	110,000	6,912,400

Energy Equipment & Services (4.3%)
Baker Hughes a GE Co.	150,000	5,493,000
Newpark Resources, Inc.(a)	460,000	4,600,000
		10,093,000
Equity Real Estate Investment Trusts (REITs) (3.6%)
Equity Commonwealth(a)	275,000	8,360,000

Food & Staples Retailing (3.3%)
Wal-Mart Stores, Inc.	100,000	7,814,000

Food Products (2.4%)
Bunge, Ltd.	40,000	2,778,400
JM Smucker Co.	28,000	2,938,040
		5,716,440

	SHARES	VALUE
Health Care Equipment & Supplies (2.6%)
Abbott Laboratories	60,000	$3,201,600
Invacare Corp.	180,000	2,835,000
		6,036,600
Health Care Providers & Services (6.5%)
Express Scripts Holding Co.(a)	80,000	5,065,600
Quest Diagnostics, Inc.	45,000	4,213,800
Triple-S Management Corp. (Class B)(a)	250,000	5,920,000
		15,199,400
Hotels, Restaurants & Leisure (0.4%)
Spirit Airlines, Inc.(a)	30,000	1,002,300

Household Durables (1.0%)
PulteGroup, Inc.	85,000	2,323,050

Machinery (2.6%)
Kennametal, Inc.	60,000	2,420,400
Oshkosh Corp.	45,000	3,714,300
		6,134,700
Marine (2.3%)
Kirby Corp.(a)	80,000	5,276,000

Metals & Mining (2.5%)
Major Drilling Group International, Inc. (CAD)(a)(b)	400,000	2,244,039
Schnitzer Steel Industries, Inc. (Class A)	130,000	3,659,500
		5,903,539
Multi-Utilities (0.6%)
MDU Resources Group, Inc.	50,000	1,297,500

Oil, Gas & Consumable Fuels (6.4%)
Exxon Mobil Corp.	100,000	8,198,000
Hess Corp.	145,000	6,799,050
		14,997,050
Paper & Forest Products (1.2%)
Boise Cascade Co.(a)	80,000	2,792,000

Pharmaceuticals (5.0%)
Pfizer, Inc.	190,000	6,783,000
Sanofi (ADR)	100,000	4,979,000
		11,762,000
Professional Services (2.3%)
Robert Half International, Inc.	105,000	5,285,700

Road & Rail (1.1%)
AMERCO	7,000	2,624,300

Software (6.3%)
CA, Inc.	250,000	8,345,000
Oracle Corp.	130,000	6,285,500
		14,630,500

		SHARES	VALUE
Specialty Retail (0.9%)
American Eagle Outfitters, Inc.		150,000	$2,145,000
TOTAL COMMON STOCKS
(Cost $179,836,084)			$224,382,054
	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (4.1%)
Time Deposits (4.1%)
Citibank (New York)(c)	0.59%	$9,566,248	$9,566,248

TOTAL SHORT-TERM INVESTMENTS
(Cost $9,566,248)			$9,566,248

TOTAL INVESTMENTS - (100.1%)
(Cost $189,402,332)			$233,948,302
OTHER ASSETS AND LIABILITIES, NET - (-0.1%)			(135,579)
TOTAL NET ASSETS - (100.0%)			$233,812,723

HEARTLAND MID CAP VALUE FUND - SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.1%)
Aerospace & Defense (2.4%)
Arconic, Inc.	2,326	$57,871
Textron, Inc.	2,093	112,771
		170,642
Automobiles (2.5%)
Harley-Davidson, Inc.	3,731	179,872

Capital Markets (4.0%)
Franklin Resources, Inc.	6,387	284,285

Chemicals (1.6%)
Olin Corp.	3,350	114,738

Commercial Banks (7.0%)
Popular, Inc.	4,664	167,624
SunTrust Banks, Inc.	4,060	242,666
Zions Bancorporation	1,957	92,332
		502,622
Commercial Services & Supplies (1.6%)
Stericycle, Inc.(a)	1,661	118,961

Computers & Peripherals (1.1%)
Diebold Nixdorf, Inc.	3,389	77,439

Containers & Packaging (1.7%)
Bemis Co., Inc.	2,650	120,760

Electric Utilities (6.6%)
Exelon Corp.	7,137	268,851
FirstEnergy Corp.	6,762	208,472
		477,323
Electronic Equipment & Instruments (3.6%)
Avnet, Inc.	3,706	145,646
AVX Corp.	6,080	110,838
		256,484
Energy Equipment & Services (6.5%)
National Oilwell Varco, Inc.	5,797	207,127
Patterson-UTI Energy, Inc.	5,794	121,326
TechnipFMC PLC(a)	4,862	135,747
		464,200
Equity Real Estate Investment Trusts (REITs) (4.9%)
Equity Commonwealth(a)	6,918	210,307
Ryman Hospitality Properties, Inc.	2,296	143,477
		353,784
Food Products (2.5%)
Bunge, Ltd.	1,871	129,960
Dean Foods Co.	4,263	46,381
		176,341
Health Care Providers & Services (9.3%)
AmerisourceBergen Corp.	3,016	249,574
Express Scripts Holding Co.(a)	2,485	157,350
HealthSouth Corp.	2,539	117,683
Quest Diagnostics, Inc.	1,499	140,366
		664,973

	SHARES	VALUE
Hotels, Restaurants & Leisure (1.8%)
Spirit Airlines, Inc.(a)	3,858	$128,896

Household Durables (1.4%)
Garmin, Ltd.	1,824	98,441

Insurance (6.3%)
Assurant, Inc.	703	67,151
CNA Financial Corp.	4,437	222,959
Reinsurance Group of America, Inc.	1,178	164,366
		454,476
IT Services (2.7%)
Western Union Co.	10,128	194,458

Leisure Equipment & Products (3.0%)
Brunswick Corp.	3,829	214,309

Machinery (4.5%)
Flowserve Corp.	1,374	58,519
Oshkosh Corp.	618	51,010
PACCAR, Inc.	2,946	213,113
		322,642
Metals & Mining (3.2%)
Cleveland-Cliffs, Inc.(a)	11,891	85,021
Reliance Steel & Aluminum Co.	1,947	148,303
		233,324
Oil, Gas & Consumable Fuels (5.1%)
Cabot Oil & Gas Corp.	6,318	169,006
Hess Corp.	4,138	194,031
		363,037
Professional Services (5.6%)
Dun & Bradstreet Corp.	1,402	163,207
Robert Half International, Inc.	4,805	241,884
		405,091
Real Estate Management & Development (3.0%)
Jones Lang LaSalle, Inc.	1,725	213,037

Road & Rail (1.3%)
AMERCO	244	91,476

Software (3.4%)
CA, Inc.	7,360	245,677

Specialty Retail (0.7%)
Murphy USA, Inc.(a)	723	49,887

Trading Companies & Distributors (1.8%)
MSC Industrial Direct Co., Inc. (Class A)	1,697	128,242
TOTAL COMMON STOCKS
(Cost $6,591,060)		$7,105,417

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (0.2%)
Time Deposits (0.2%)
Brown Brothers Harriman (Grand Cayman)(c)	0.59%	$16,259	$16,259

TOTAL SHORT-TERM INVESTMENTS
(Cost $16,259)			$16,259

TOTAL INVESTMENTS - (99.3%)
(Cost $6,607,319)			$7,121,676
OTHER ASSETS AND LIABILITIES, NET - (0.7%)			47,589
TOTAL NET ASSETS - (100.0%)			$7,169,265

VALUE PLUS FUND - SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (99.9%)
Aerospace & Defense (2.7%)
AAR Corp.	300,000	$11,334,000

Chemicals (3.9%)
American Vanguard Corp.	725,000	16,602,500

Commercial Banks (13.3%)
Associated Banc-Corp.	300,000	7,275,000
Boston Private Financial Holdings, Inc.	625,000	10,343,750
CenterState Banks, Inc.	350,000	9,380,000
Hancock Holding Co.	150,000	7,267,500
Umpqua Holdings Corp.	400,000	7,804,000
United Bankshares, Inc.	100,000	3,715,000
Zions Bancorporation	225,000	10,615,500
		56,400,750
Commercial Services & Supplies (0.9%)
Brady Corp. (Class A)	100,000	3,795,000

Construction & Engineering (2.1%)
KBR, Inc.	500,000	8,940,000

Consumer Finance (2.6%)
FirstCash, Inc.	175,000	11,051,250

Containers & Packaging (2.8%)
Greif, Inc. (Class A)	200,000	11,708,000

Electric Utilities (1.9%)
Portland General Electric Co.	175,000	7,987,000

Electrical Equipment (5.1%)
Encore Wire Corp.	250,000	11,193,750
Powell Industries, Inc.	350,000	10,496,500
		21,690,250
Electronic Equipment & Instruments (9.6%)
Benchmark Electronics, Inc.(a)	275,000	9,391,250
Knowles Corp.(a)	550,000	8,398,500
Methode Electronics, Inc.	100,000	4,235,000
Park Electrochemical Corp.(d)	1,005,964	18,610,334
		40,635,084
Energy Equipment & Services (7.2%)
Dril-Quip, Inc.(a)	100,000	4,415,000
Patterson-UTI Energy, Inc.	475,000	9,946,500
RPC, Inc.	325,000	8,056,750
Unit Corp.(a)	400,000	8,232,000
		30,650,250

	SHARES	VALUE
Equity Real Estate Investment Trusts (REITs) (4.2%)
American Homes 4 Rent (Class A)	300,000	$6,513,000
Lamar Advertising Co. (Class A)	25,000	1,713,250
Ryman Hospitality Properties, Inc.	150,000	9,373,500
		17,599,750
Food Products (1.5%)
Farmer Brothers Co.(a)	200,000	6,570,000

Health Care Equipment & Supplies (5.9%)
Analogic Corp.	125,000	10,468,750
CONMED Corp.	150,000	7,870,500
Haemonetics Corp.(a)	150,000	6,730,500
		25,069,750
Health Care Providers & Services (2.0%)
Patterson Cos., Inc.	225,000	8,696,250

Household Products (2.5%)
Valvoline, Inc.	450,000	10,552,500

IT Services (2.1%)
ManTech International Corp. (Class A)	200,000	8,830,000

Leisure Equipment & Products (2.2%)
Callaway Golf Co.	650,000	9,379,500

Machinery (8.4%)
DMC Global, Inc.(d)	925,000	15,632,500
Harsco Corp.(a)	175,000	3,657,500
Kennametal, Inc.	150,000	6,051,000
TriMas Corp.(a)	375,000	10,125,000
		35,466,000
Media (1.7%)
World Wrestling Entertainment, Inc. (Class A)	300,000	7,065,000

Metals & Mining (3.0%)
Schnitzer Steel Industries, Inc. (Class A)	450,000	12,667,500

Multi-Utilities (1.1%)
MDU Resources Group, Inc.	175,000	4,541,250

Oil, Gas & Consumable Fuels (2.7%)
Cabot Oil & Gas Corp.	425,000	11,368,750

Semiconductors & Semiconductor Equipment (3.7%)
Entegris, Inc.(a)	250,000	7,212,500
Semtech Corp.(a)	225,000	8,448,750
		15,661,250
Textiles, Apparel & Luxury Goods (3.1%)
Wolverine World Wide, Inc.	450,000	12,982,500

	SHARES	VALUE
Thrifts & Mortgage Finance (2.2%)
MGIC Investment Corp.(a)	750,000	$9,397,500

Trading Companies & Distributors (1.5%)
NOW, Inc.(a)	475,000	6,559,750

TOTAL COMMON STOCKS
(Cost $340,023,610)		$423,201,334

TOTAL INVESTMENTS - (99.9%)
(Cost $340,023,610)		$423,201,334
OTHER ASSETS AND LIABILITIES, NET - (0.1%)		264,123
TOTAL NET ASSETS - (100.0%)		$423,465,457

VALUE FUND - SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (92.2%)
Aerospace & Defense (2.9%)
CPI Aerostructures, Inc.(a)(d)	650,000	$6,077,500
MacDonald Dettwiler & Associates, Ltd. (CAD)(b)	125,000	7,110,800
Triumph Group, Inc.	350,000	10,412,500
		23,600,800
Air Freight & Logistics (0.6%)
Atlas Air Worldwide Holdings, Inc.(a)	75,000	4,935,000

Auto Components (2.1%)
Linamar Corp. (CAD)(b)	200,000	12,204,368
Stoneridge, Inc.(a)	250,000	4,952,500
		17,156,868
Biotechnology (0.4%)
ImmuCell Corp.(a)	225,000	1,462,500
OPKO Health, Inc.(a)	300,000	2,058,000
		3,520,500
Capital Markets (0.5%)
Safeguard Scientifics, Inc.(a)	336,098	4,486,908

Commercial Banks (13.0%)
Bancorp, Inc.(a)	1,500,000	12,405,000
Capital City Bank Group, Inc.	500,000	12,005,000
Century Bancorp, Inc. (Class A)	50,250	4,025,025
First Internet Bancorp	350,720	11,328,256
Heritage Financial Corp.	400,000	11,800,000
PacWest Bancorp	225,000	11,364,750
People's Utah Bancorp	150,000	4,867,500
TriCo Bancshares	377,320	15,375,790
TriState Capital Holdings, Inc.(a)	700,000	16,030,000
United Bankshares, Inc.	200,000	7,430,000
		106,631,321
Commercial Services & Supplies (1.4%)
Ceco Environmental Corp.	100,000	846,000
Hudson Technologies, Inc.(a)	850,000	6,638,500
Perma-Fix Environmental Services(a)(d)(e)	1,000,000	3,800,000
		11,284,500
Communications Equipment (2.7%)
Acacia Research Corp.(a)(d)	4,400,000	20,020,000
Digi International, Inc.(a)	70,000	742,000
Oclaro, Inc.(a)	150,000	1,294,500
		22,056,500
Computers & Peripherals (0.6%)
USA Technologies, Inc.(a)	850,000	5,312,500

	SHARES	VALUE
Construction & Engineering (1.2%)
Northwest Pipe Co.(a)(d)	500,000	$9,510,000

Diversified Consumer Services (0.8%)
Lincoln Educational Services Corp.(a)(d)(e)	2,470,000	6,175,000

Electric Utilities (0.6%)
InfraREIT, Inc.	75,000	1,677,750
Spark Energy, Inc. (Class A)	200,000	3,000,000
		4,677,750
Electrical Equipment (1.3%)
Hydrogenics Corp.(a)(d)	950,000	7,742,500
Pioneer Power Solutions, Inc.(a)	350,500	2,691,805
		10,434,305
Electronic Equipment & Instruments (4.3%)
Celestica, Inc.(a)	400,000	4,952,000
CUI Global, Inc.(a)(d)	1,636,885	6,040,106
Fabrinet(a)	300,000	11,118,000
IntriCon Corp.(a)(d)	603,622	7,303,826
Radisys Corp.(a)(d)	1,900,000	2,603,000
SuperCom, Ltd.(a)(d)	964,776	3,376,716
		35,393,648
Energy Equipment & Services (1.9%)
Aspen Aerogels, Inc.(a)	927,066	4,032,737
Willbros Group, Inc.(a)(d)	3,500,000	11,270,000
		15,302,737
Equity Real Estate Investment Trusts (REITs) (4.8%)
American Homes 4 Rent (Class A)	350,000	7,598,500
CareTrust REIT, Inc.	1,000,000	19,040,000
Jernigan Capital, Inc.(d)	465,000	9,555,750
Urstadt Biddle Properties, Inc. (Class A)	150,000	3,255,000
		39,449,250
Food Products (2.2%)
Hanover Foods Corp. (Class A)(e)(f)	49,250	4,580,250
Landec Corp.(a)	750,000	9,712,500
SunOpta, Inc.(a)	400,000	3,480,000
		17,772,750
Health Care Equipment & Supplies (1.9%)
Accuray, Inc.(a)	2,500,000	10,000,000
Trinity Biotech PLC (ADR)(a)	1,000,000	5,610,000
		15,610,000
Health Care Providers & Services (1.5%)
Digirad Corp.	882,471	3,044,525
Ensign Group, Inc.	300,000	6,777,000
Sharps Compliance Corp.(a)	493,429	2,358,591
		12,180,116
Hotels, Restaurants & Leisure (0.0%)
Bravo Brio Restaurant Group, Inc.(a)	114,669	260,872

	SHARES	VALUE
Household Durables (4.7%)
AV Homes, Inc.(a)	750,000	$12,862,500
LGI Homes, Inc.(a)	400,000	19,428,000
MDC Holdings, Inc.	184,292	6,120,337
		38,410,837
Household Products (0.6%)
Oil-Dri Corp. of America	100,000	4,893,000

Independent Power Producers & Energy Traders (3.6%)
AES Corp.	1,250,000	13,775,000
Vistra Energy Corp.	825,000	15,419,250
		29,194,250
Insurance (0.6%)
Federated National Holding Co.	288,140	4,497,865

Internet Software & Services (0.8%)
Marchex, Inc. (Class B)(a)	500,000	1,545,000
TechTarget, Inc.(a)	400,000	4,776,000
		6,321,000
IT Services (2.6%)
EVERTEC, Inc.	550,000	8,717,500
StarTek, Inc.(a)(d)	1,093,046	12,843,291
		21,560,791
Life Sciences Tools & Services (0.9%)
Harvard Bioscience, Inc.(a)(d)	2,000,000	7,500,000

Machinery (1.9%)
Energy Recovery, Inc.(a)	850,000	6,715,000
H2O Innovation, Inc. (CAD)(a)(b)	1,000,000	1,057,904
Spartan Motors, Inc.	700,000	7,735,000
		15,507,904
Media (0.7%)
AH Belo Corp. (Class A)	250,000	1,150,000
Gannett Co., Inc.	500,000	4,500,000
		5,650,000
Metals & Mining (6.3%)
Centerra Gold, Inc. (CAD)(a)(b)	3,000,000	21,134,041
IAMGOLD Corp. (CAD)(a)(b)	3,400,000	20,791,024
OceanaGold Corp. (CAD)(b)	250,000	755,360
Teranga Gold Corp. (CAD)(a)(b)	4,000,000	8,976,157
		51,656,582
Oil, Gas & Consumable Fuels (3.2%)
Ring Energy, Inc.(a)	354,600	5,138,154
RSP Permian, Inc.(a)	200,000	6,918,000
SRC Energy, Inc.(a)	1,500,000	14,505,000
		26,561,154
Paper & Forest Products (0.8%)
Western Forest Products, Inc. (CAD)(b)	3,000,000	6,419,555

		SHARES	VALUE
Pharmaceuticals (2.2%)
	Avadel Pharmaceuticals PLC (ADR)(a)	700,000	$7,350,000
	Juniper Pharmaceuticals, Inc.(a)	400,000	1,820,000
	Lannett Company, Inc.(a)	500,000	9,225,000
			18,395,000
Professional Services (4.3%)
	Barrett Business Services, Inc.(d)	425,000	24,025,250
	Hudson Global, Inc.(a)(d)(e)	3,150,000	4,599,000
	RCM Technologies, Inc.(a)(d)(e)	1,100,000	6,292,000
			34,916,250
Real Estate Management & Development (3.2%)
	Kennedy Wilson Europe Real Estate PLC (GBP)(b)	700,000	10,205,442
	Kennedy-Wilson Holdings, Inc.	850,000	15,767,500
			25,972,942
Road & Rail (0.4%)
	Marten Transport, Ltd.	166,666	3,424,986

Semiconductors & Semiconductor Equipment (2.8%)
	CyberOptics Corp.(a)	250,000	4,062,500
	Mellanox Technologies, Ltd.(a)	250,000	11,787,500
	Pixelworks, Inc.(a)(d)	1,450,000	6,829,500
			22,679,500
Software (1.5%)
	TiVo Corp.	600,000	11,910,000

Specialty Retail (1.5%)
	GameStop Corp. (Class A)	350,000	7,231,000
	Indigo Books & Music, Inc. (CAD)(a)(b)(e)	400,000	5,129,233
			12,360,233
Thrifts & Mortgage Finance (3.9%)
	MGIC Investment Corp.(a)	1,300,000	16,289,000
	Radian Group, Inc.	850,000	15,886,500
			32,175,500
Trading Companies & Distributors (1.0%)
	Transcat, Inc.(a)(d)	600,000	8,130,000

TOTAL COMMON STOCKS
	(Cost $616,683,033)		$753,888,674

	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (7.8%)
Time Deposits (7.8%)
Citibank (New York)(c)	0.59%	$63,512,877	$63,512,877

TOTAL SHORT-TERM INVESTMENTS
	(Cost $63,512,877)		$63,512,877

SHARES	VALUE
TOTAL INVESTMENTS - (100.0%)
(Cost $680,195,910)	$817,401,551
OTHER ASSETS AND LIABILITIES, NET - (0.0%)(g)	84,364
TOTAL NET ASSETS - (100.0%)	$817,485,915

HEARTLAND INTERNATIONAL VALUE FUND - SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (92.1%)
Australia (3.7%)
Incitec Pivot, Ltd. (AUD)(b)(f)	370,000	$1,048,257

Austria (4.7%)
Schoeller-Bleckmann Oilfield Equipment AG (EUR)(a)(b)	6,000	480,159
Semperit Holding AG (EUR)(b)	28,000	860,424
		1,340,583
Canada (11.5%)
Cardinal Energy, Ltd. (CAD)(b)	160,000	605,249
Mandalay Resources Corp. (CAD)(b)	2,050,000	550,391
OceanaGold Corp. (CAD)(b)	220,000	664,717
Pine Cliff Energy, Ltd. (CAD)(a)(b)	350,000	179,523
Total Energy Services, Inc. (CAD)(b)	75,000	852,935
Whitecap Resources, Inc. (CAD)(b)	50,000	388,700
		3,241,515
Colombia (1.8%)
Grupo Nutresa SA (COP)(b)	55,000	502,688

France (3.2%)
EuropaCorp (EUR)(a)(b)	110,000	258,718
Technicolor SA (EUR)(b)(f)	190,000	655,768
		914,486
Germany (1.9%)
Deutz AG (EUR)(b)(f)	35,000	283,186
KSB AG (EUR)(b)	500	273,522
		556,708
Great Britain (13.1%)
Chemring Group PLC (GBP)(b)	340,000	820,080
Devro PLC (GBP)(b)	220,000	702,361
Foxtons Group PLC (GBP)(b)	750,000	680,888
Laird PLC (GBP)(b)	360,000	688,626
Stock Spirits Group PLC (GBP)(b)	250,000	804,000
		3,695,955
Hong Kong (7.8%)
Clear Media, Ltd. (HKD)(b)	500,000	577,347
Far East Consortium International, Ltd. (HKD)(b)(f)	1,100,000	582,286
Keck Seng Investments, Ltd. (HKD)(b)	1,275,000	1,036,439
		2,196,072
Ireland (2.1%)
Trinity Biotech PLC (ADR)(a)	105,000	$589,050

Italy (1.6%)
Danieli & C Officine Meccaniche SpA (EUR)(b)	17,000	444,040

	SHARES	VALUE
Japan (19.3%)
Anritsu Corp. (JPY)(b)(f)	50,000	$415,325
Bank of Kyoto, Ltd. (JPY)(b)(f)	20,000	1,018,004
Fuji Pharma Co., Ltd. (JPY)(b)(f)	11,000	375,655
Kurita Water Industries, Ltd. (JPY)(b)(f)	22,000	635,804
Medikit Co., Ltd. (JPY)(b)(f)	11,400	543,499
Nabtesco Corp. (JPY)(b)(f)	4,000	148,827
Nippon Seiki Co., Ltd. (JPY)(b)(f)	21,000	428,918
OKUMA Corp. (JPY)(b)(f)	6,200	339,779
Takamatsu Construction Group Co., Ltd. (JPY)(b)(f)	22,000	609,738
Wacom Co., Ltd. (JPY)(b)(f)	200,000	933,277
		5,448,826
Netherlands (2.5%)
Boskalis Westminster (EUR)(b)(f)	20,000	699,084

New Zealand (1.4%)
Scott Technology, Ltd. (NZD)(b)(f)	175,000	388,532

Slovenia (2.5%)
Krka dd Novo mesto (EUR)(b)	10,700	698,078

South Korea (7.1%)
ING Life Insurance Korea, Ltd. (KRW)(b)(f)(h)(i)	17,000	706,106
NongShim Co., Ltd. (KRW)(b)(f)	2,000	599,718
Sung Kwang Bend Co., Ltd. (KRW)(b)(f)	85,000	694,910
		2,000,734
Sweden (1.3%)
Getinge AB (Class B) (SEK)(b)(f)	20,000	375,481

Taiwan (6.6%)
Chicony Electronics Co., Ltd. (TWD)(b)(f)	340,000	808,650
Green Seal Holding, Ltd. (TWD)(b)	250,000	567,207
Teco Electric and Machinery Co., Ltd. (TWD)(b)(f)	550,000	493,268
		1,869,125
TOTAL COMMON STOCKS
(Cost $23,509,373)		$26,009,214

PREFERRED STOCK (2.5%)
Brazil (1.5%)
Banco ABC Brasil SA (BRL)(b)	40,000	221,145
Cia de Saneamento do Parana (BRL)(b)	60,000	203,653
		424,798

		SHARES	VALUE
Germany (1.0%)
KSB AG (EUR)(b)(f)		500	$272,969
TOTAL PREFERRED STOCK
(Cost $378,459)			$697,767
	INTEREST RATE	PAR AMOUNT	VALUE
SHORT-TERM INVESTMENTS (5.0%)
Time Deposits (5.0%)
Citibank (New York)(c)	0.59%	$1,429,370	$1,429,370

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,429,370)			$1,429,370

TOTAL INVESTMENTS - (99.6%)
(Cost $25,317,202)			$28,136,351
OTHER ASSETS AND LIABILITIES, NET - (0.4%)			108,123
TOTAL NET ASSETS - (100.0%)			$28,244,474

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(b)	Traded in a foreign country.
(c)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of September 30, 2017.
(d)	Affiliated company. See Note 8 in Notes to Schedules of Investments.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Schedules of Investments.
(f)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Schedules of Investments.
(g)	Less than 0.05% of total net assets.
(h)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant of the Securities Act of 1933, or pursuant to an exemption from registration. See Note 2 in the Notes to Financial Statements.
(i)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. See Note 2 in the Notes to Financial Statements.

Common Abbreviations:
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
Ltd.	Limited.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
REIT	Real Estate Investment Trust.
SA	Sociedad Anonima is the Spanish equivalent of a publicly held corporation.
SpA	Societa per Azione.

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	United Kingdom Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
NZD	New Zealand Dollar
TWD	Taiwan Dollar
SEK	Swedish Krona

Percentages are stated as a percent of net assets.

Sector and industry classifications determined by Heartland Advisors may reference data from sources such as Factset Research Systems, Inc. or the Global Industry Classification Codes (GICS) developed by Standard & Poor's and Morgan Stanley Capital International.  Sector allocations are a percent of equity investments and subject to change.

See Notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)

September 30, 2017

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Mid Cap Value Fund, Value Plus Fund, Value Fund, and International Value Fund (each a “Fund” and collectively, the “Funds”, with 150,000,000 shares authorized and a par value of $.001 per share), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class Shares of the International Value Fund launched on May 1, 2017. The International Value Fund was a previously operational fund which was a series of Trust for Professional Managers (the “Predecessor Fund”), a Delaware statutory trust. On April 29, 2013, the Board of Directors of the Corporation (the “Board”) approved the reorganization into the International Value Fund, a newly formed series of the Corporation. The International Value Fund’s fiscal year end changed from May 31 to December 31. The inception date of the Predecessor Fund is October 1, 2010. The inception date of the Mid Cap Value Fund is October 31, 2014. Heartland Advisors, Inc. (the “Advisor”) serves as investment advisor to the Corporation.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Schedules of Investments. Each Fund is considered an investment company for financial reporting purposes under Generally Accepted Accounting Principles (“GAAP”). The Funds have applied the guidance of FASB Accounting Standards Codification 946 (“ASC 946”).

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the composite market. Lacking any trades, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less and short-term investments may be valued at acquisition cost, which approximates fair value, plus or minus any amortization or accretion, if applicable. Securities and other assets for which quotations are not readily available, deemed unreliable or have facts and circumstances that indicate otherwise, are valued at their fair value using methods determined by the Board. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Certain dividends from foreign securities will be recorded as soon as the Corporation is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(d)	The Funds may invest a portion of their assets in Real Estate Investment Trusts (“REITs”) and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash fiow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. A Fund’s investments in REITs may result in such Fund’s receipt of cash in excess of the REITs’ earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from REITs will reduce the amount of income available to be distributed to Fund shareholders. Income from REITs may not be eligible for treatment as qualified dividend income. As the final character of the distributions may not be known until reported by the REITs on their 1099s, the Funds may utilize an estimate for the current year character of distributions.

(e)	At September 30, 2017, the Value Fund had 3.7% of net assets that were illiquid as defined pursuant to guidelines established by the Board.

(f)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 or Regulation S under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of September 30, 2017, the Funds did not hold any restricted securities.

(g)	The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the respective Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign securities usually are generally denominated and traded in foreign currencies, while the Funds value assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Funds’ non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

(h)	The accompanying Schedules of Investments were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the Schedules of Investments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow GAAP, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 — Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets, or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes international securities that use a systematic fair valuation model, and portfolio securities and other financial instruments lacking any sales referenced in Note 2.

•	Level 3 — Significant unobservable prices or inputs (includes the Board’s and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2017:

SELECT VALUE FUND

Investments in Securities	Level 1— Quoted and	Level 2— Other Significant	Level 3— Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$224,382,054	$—	$—	$224,382,054
Short-Term Investments	9,566,248	—	—	9,566,248
Total	$233,948,302	$—	$—	$233,948,302

MID CAP VALUE FUND

Investments in Securities	Level 1— Quoted and	Level 2— Other Significant	Level 3— Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$7,105,417	$—	$—	$7,105,417
Short-Term Investments	16,259	—	—	16,259
Total	$7,121,676	$—	$—	$7,121,676

VALUE PLUS FUND

Investments in Securities	Level 1— Quoted and	Level 2— Other Significant	Level 3— Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$423,201,334	$—	$—	$423,201,334
Total	$423,201,334	$—	$—	$423,201,334

VALUE FUND

Investments in Securities	Level 1— Quoted and	Level 2— Other Significant	Level 3— Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks	$749,308,424	$4,580,250	$—	$753,888,674
Short-Term Investments	63,512,877	—	—	63,512,877
Total	$812,821,301	$4,580,250	$—	$817,401,551

INTERNATIONAL VALUE FUND

Investments in Securities	Level 1— Quoted and	Level 2— Other Significant	Level 3— Significant
at Value	Unadjusted Prices(1)	Observable Inputs(1)(2)	Unobservable Inputs(3)	Total
Common Stocks
Australia	$—	$1,048,257	$—	$1,048,257
Austria	1,340,583	—	—	1,340,583
Canada	3,241,515	—	—	3,241,515
Colombia	502,688	—	—	502,688
France	258,718	655,768	—	914,486
Germany	273,522	283,186	—	556,708
Great Britain	3,695,955	—	—	3,695,955
Hong Kong	1,613,786	582,286	—	2,196,072
Ireland	589,050	—	—	589,050
Italy	444,040	—	—	444,040
Japan	—	5,448,826	—	5,448,826
Netherlands	—	699,084	—	699,084
New Zealand	—	388,532	—	388,532
Slovenia	698,078	—	—	698,078
South Korea	—	2,000,734	—	2,000,734
Sweden	—	375,481	—	375,481
Taiwan	567,207	1,301,918	—	1,869,125
Preferred Stock
Brazil	424,798	—	—	424,798
Germany	—	272,969	—	272,969
Short-Term Investments	1,429,370	—	—	1,429,370
Total	$15,079,310	$13,057,041	$—	$28,136,351

(1)	The Funds measure transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of September 30, 2017 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

(2)	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

(3)	The Funds measure Level 3 activity as of the beginning and end of the financial period. For the nine month period ended September 30, 2017, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Security amounts in the Value Fund and International Value Fund that were transferred into and out of Levels 1 and 2 at September 30, 2017 were as follows:

VALUE FUND	LEVEL 1— Quoted Prices		LEVEL 2— Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$10,205,442	$4,580,250	$4,580,250	$10,205,442
Total	$10,205,442	$4,580,250	$4,580,250	$10,205,442

INTERNATIONAL VALUE FUND	LEVEL 1— Quoted Prices		LEVEL 2— Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$1,306,084	$—	$—	$1,306,084
Preferred Stocks	424,798	—	—	424,798
Total	$1,730,882	$—	$—	$1,730,882

(4)	DERIVATIVE INSTRUMENTS

GAAP requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance, and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, and options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return, or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates, and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. As of September 30, 2017, the Funds did not hold any warrants.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. A Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the futures contract is closed, a Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average notional amount of short futures contracts held by the International Value Fund during the nine month period ended September 30, 2017 was $206,209. As of September 30, 2017, the Funds had no open futures positions.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the nine month period ended September 30, 2017:

	VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS
Balance at December 31, 2016	2,000	$155,246
Options Written	6,000	408,576
Options Expired	(5,000)	(369,517)
Options Closed	(2,000)	(155,246)
Options Exercised	(1,000)	(39,059)
Balance at September 30, 2017	—	$—

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011, as amended, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. As of September 30, 2017, there were no securities on loan.

(6)	INVESTMENT TRANSACTIONS

During the nine month period ended September 30, 2017, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$65,391,184	$112,401,005
Mid Cap Value Fund	3,403,001	2,782,186
Value Plus Fund	254,369,777	382,825,001
Value Fund	195,936,372	296,947,156
International Value Fund	11,382,044	10,501,704

(7)	FEDERAL INCOME TAX INFORMATION

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, as of September 30, 2017, are displayed in the table below.

				NET APPRECIATION/	NET TAX UNREALIZED
				(DEPRECIATION) OF	APPRECIATION/
		GROSS UNREALIZED	GROSS UNREALIZED	FOREIGN CURRENCY	(DEPRECIATION)
FUND	TAX COST OF INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
Select Value Fund	$189,415,950	$47,165,434	$(2,633,082)	$—	$44,532,352
Mid Cap Value Fund	6,628,988	758,250	(265,562)	—	492,688
Value Plus Fund	340,370,064	95,608,084	(12,776,814)	—	82,831,270
Value Fund	680,201,390	199,254,735	(62,054,574)	802	137,200,963
International Value Fund	26,188,064	4,335,014	(2,386,727)	(81)	1,948,206

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales and the mark-to-market of passive foreign investment companies.

(8)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the nine month period ended September 30, 2017. The Select Value, Mid Cap Value, and International Value Funds had no transactions with affiliates during the same period.

VALUE PLUS FUND
	SHARE BALANCE		SHARE BALANCE	MARKET VALUE		CHANGE IN
	AS OF		AS OF	AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2016	SALES	SEPTEMBER 30, 2017	SEPTEMBER 30, 2017	DIVIDENDS	GAIN (LOSS)	GAIN/LOSS
Investments in affiliates held as of September 30, 2017
DMC Global, Inc.	1,050,000	(125,000)	925,000	$15,632,500	$62,128	$1,516,494	$(768,608)
Park Electrochemical Corp.	1,685,000	(679,036)	1,005,964	18,610,334	442,315	5,972,065	(6,519,603)
Grand Total				$34,242,834	$504,443	$7,488,559	$(7,288,211)

VALUE FUND
	SHARE BALANCE			SHARE BALANCE	MARKET VALUE		CHANGE IN
	AS OF			AS OF	AS OF		UNREALIZED	REALIZED
SECURITY NAME	DECEMBER 31, 2016	PURCHASES	SALES	SEPTEMBER 30, 2017	SEPTEMBER 30, 2017	DIVIDENDS	GAIN (LOSS)	GAIN/LOSS
Investments in affiliates held as of September 30, 2017
Acacia Research Corp.	4,125,729	274,271	—	4,400,000	$20,020,000	$—	$(4,168,500)	$—
Barrett Business Services, Inc.	500,000	4,425	(79,425)	425,000	24,025,250	338,606	(6,164,698)	2,727,151
CPI Aerostructures, Inc.	613,100	156,900	(120,000)	650,000	6,077,500	—	550,451	(319,100)
CUI Global, Inc.	1,600,000	36,885	—	1,636,885	6,040,106	—	(5,180,911)	—
Harvard Bioscience, Inc.	2,000,000	100,000	(100,000)	2,000,000	7,500,000	—	1,674,034	(264,111)
Hudson Global, Inc.	3,150,000	—	—	3,150,000	4,599,000	—	315,000	—
Hydrogenics Corp.	1,015,000	—	(65,000)	950,000	7,742,500	—	4,009,143	(233,597)
IntriCon Corp.	550,000	53,622	—	603,622	7,303,826	—	3,115,823	—
Jernigan Capital, Inc.	465,000	—	—	465,000	9,555,750	488,250	(1,252,988)	—
Lincoln Educational Services Corp.	2,470,000	—	—	2,470,000	6,175,000	—	1,432,600	—
Northwest Pipe Co.	500,000	—	—	500,000	9,510,000	—	900,000	—
Perma—Fix Environmental Services	1,000,000	—	—	1,000,000	3,800,000	—	(100,000)	—
Pixelworks, Inc.	2,250,000	—	(800,000)	1,450,000	6,829,500	—	2,673,801	1,737,259
Radisys Corp.	2,209,013	190,987	(500,000)	1,900,000	2,603,000	—	(5,850,088)	(1,416,256)
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	6,292,000	—	(2,244,000)	—
StarTek, Inc.	1,442,400	—	(349,354)	1,093,046	12,843,291	—	4,243,642	384,464
SuperCom, Ltd.	817,599	147,177	—	964,776	3,376,716	—	172,076	—
Transcat, Inc.	600,000	—	—	600,000	8,130,000	—	1,650,000	—
Willbros Group, Inc.	3,479,948	20,052	—	3,500,000	11,270,000	—	(61,132)	—
Total	29,887,789	984,319	(2,013,779)	28,858,329	$163,693,439	$826,856	$(4,285,747)	$2,615,810

Investments no longer affiliated as of September 30, 2017
Marathon Patent Group, Inc.	915,194	934,806	(1,850,000)	—	$—	$—	$—	$(2,389,417)
NCI, Inc. (Class A)	573,297	—	(573,297)	—	—	—	—	5,255,531
Total	1,488,491	934,806	(2,423,297)	—	$—	$—	$—	$2,866,114

Grand Total					$163,693,439	$826,856	$(4,285,747)	$5,481,924

Item 2.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
President and Chief Executive Officer

Date:	November 1, 2017

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	November 1, 2017